UNITED STATES
                                 SECURITIES AND EXCHANGE COMMISSION
                                       Washington, D.C. 20549

                                              FORM 8-K
                                           CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: January 20, 2004

                         The South Financial Group, Inc.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   South Carolina                     0-15083                  57-0824914
   --------------                     -------                  ----------
(State or other juris-             (Commission               (IRS Employer
diction of incorporation)          File Number)           Identification Number)

             102 South Main Street, Greenville, South Carolina     29601
             -------------------------------------------------     -----
                    (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (864) 255-7900


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ITEM 5. OTHER EVENTS

         On January 20, 2002, The South Financial Group, Inc. ("TSFG") entered into an Agreement and Plan of Merger with CNB Florida Bancshares, Inc. ("CNB") providing for the acquisition of CNB by TSFG, all as more particularly described in the Agreement and Plan of Merger attached hereto as Exhibit 2.1.

ITEM 7.  EXHIBITS.

         (a) Exhibits.

         Exhibit
         Number

         2.1 Agreement and Plan of Merger dated May 14, 2003 between The South Financial Group, Inc. and CNB Florida Bancshares, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE SOUTH FINANCIAL GROUP, INC.

January 22, 2004                    By:   /s/ William S. Hummers III
                                        ---------------------------------------
                                        William S. Hummers III
                                        Executive Vice President